PARNASSUS FUNDS

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04044

Parnassus Funds

(Exact name of registrant as specified in charter)

One Market— Steuart Tower #1600, San Francisco, California	94105
(Address of principal executive offices)	(Zip code)

Debra A. Early

Parnassus Funds

One Market—Steuart Tower #1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Item 1:	Report to Shareholders

THE PARNASSUS FUNDS

Annual Report December 31, 2006

The Funds that do well by doing good

Parnassus Fund	(PARNX	)
Parnassus Workplace Fund	(PARWX	)
Parnassus Small-Cap Fund	(PARSX	)
Parnassus Mid-Cap Fund	(PARMX	)

THE PARNASSUS FUNDS

February 12, 2007

DEAR SHAREHOLDER:

We’re happy to report that all four Parnassus funds had a good year in 2006. Three outperformed the average return of their Lipper, Inc. category, which represents the average mutual fund in their respective categories, and one was a virtual tie. The Parnassus Fund gained 14.36% and the Workplace Fund gained 14.84% compared to 13.33% for the average multi-cap core fund followed by Lipper. The Parnassus Small-Cap Fund gained 18.78% compared to 14.87% for the average small-cap core fund followed by Lipper. Finally, the Parnassus Mid-Cap Fund gained 15.78% compared to 15.97% for the average mid-cap value fund followed by Lipper.

Parnassus in the Community

At Parnassus we practice what we preach, which translates into Parnassus giving back to the community. We maintain a two-for-one matching program, contributing two dollars for each dollar donated by an employee to a charity. Our employees are also given two paid days a year to volunteer for a nonprofit of their choosing. This past November we held our first Parnassus in the Community Day. Staff members spent half a day planting trees in San Francisco with Friends of the Urban Forest. While most people think of San Francisco as a lush, scenic California city, tree coverage is about half the average for American cities. We wanted to play our part in brightening the concrete landscape.

Here’s a photo from that day.

The Parnassus Funds • December 31, 2006	1

New Staff Member

As we have been growing in assets and introducing new funds, we have moved to strengthen our research team. Pearle Lee joined Parnassus as a senior research analyst at the start of 2007. Pearle brings an impressive set of credentials to Parnassus, and we are looking forward to the value she will add to our investment team. Formerly with Soros Fund Management, Pearle also worked previously for IRG, a boutique investment bank in Hong Kong, and BT Wolfensohn in their merger and acquisitions practice in New York. She holds an MBA degree from Harvard Business School and an undergraduate degree from Yale University. Pearle is a native of San Francisco and attended Lowell High School with Stephen. She is a certified scuba diver and spends many weekends sharpening her tennis game.

Shareholder Reports

If you own one of the Parnassus Mutual Funds through a brokerage firm, such as Schwab or Fidelity, you may have stopped receiving our quarterly shareholder reports for the March 31st and September 30th quarters. These firms no longer send out the March and September quarterlies—only the annual and semiannual reports. We post all our shareholder reports online at www.parnassus.com, but if you want copies of these reports mailed to you, we can add you to our mailing list. Go to www.parnassus.com/reports or call us at (800) 999–3505 and ask to be included on our shareholder reports mailing list.

Thank you for being an investor with Parnassus.

Yours truly,

Jerome L. Dodson	Stephen J. Dodson
President	Executive Vice President and Chief Operating Officer

2	The Parnassus Funds • December 31, 2006

THE PARNASSUS FUND

Dear Shareholder:

As of December 31, 2006, the net asset value per share (NAV) of the Parnassus Fund was $36.23, so the total return for the fourth quarter was 5.87%. This compares to a return of 6.70% for the S&P 500 Index (“S&P 500”), 6.81% for the Lipper Multi-Cap Core Average and 7.15% for the Nasdaq Composite Index (“Nasdaq”). We underperformed the indices for the quarter, but our performance for the year was solid.

We gained 14.36% for the year compared to 15.79% for the S&P 500, 13.33% for the average multi-cap core fund followed by Lipper, Inc. and 10.39% for the Nasdaq. We lagged a bit behind the S&P 500, but we beat the Lipper average and we finished four percentage points ahead of the Nasdaq for the year.

The reason we lagged the S&P 500 for the fourth quarter was rising oil prices. Energy stocks—a big component of the S&P 500—pushed the index higher but because of environmental concerns, we do not own many oil stocks. According to the Wall Street Journal, only 19% of diversified stock funds beat the S&P 500 last year. I suspect that 81% of stock funds underperformed because they were underweighted in energy stocks.

With the big jump in oil prices, we have looked around and found a number of socially responsible energy companies such as Apache and Valero, and we’ve added them to the portfolio. This should help us during periods of rising energy prices.

In any case, I’m happy with the 14.36% we earned this year, and I’m glad that we were able to beat the Nasdaq and the Lipper average. Below are a table and a graph comparing the Parnassus Fund with the S&P 500, the Nasdaq and the Lipper Multi-Cap Core Average over the past one, three, five and ten-year periods:

Average Annual Total Returns

for periods ended December 31, 2006

	One Year	Three Years	Five Years	Ten Years
PARNASSUS FUND	14.36%	6.81%	0.48%	8.15%
Lipper Multi-Cap Core Average	13.33%	10.37%	6.84%	9.20%
S&P 500 Index	15.79%	10.45%	6.19%	8.42%
Nasdaq Composite Index	10.39%	7.16%	4.99%	6.95%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Before investing, an investor should

The Parnassus Funds • December 31, 2006	3

carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999–3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The S&P 500 Index and the Nasdaq Composite Index are unmanaged indices of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load (maximum of 3.5%), which is not reflected in the total return calculations.

2006 Analysis

Ten stocks contributed the most to our strong performance in 2006 and eight of them were from the technology sector. Each added at least 16¢ to the NAV. There were only four stocks that accounted for losses of 16¢ or more. Three of them were healthcare stocks and one was an Internet company.

St. Jude Medical was the biggest disappointment of the year, losing 32¢ for each fund share. This manufacturer of implantable heart devices such as pacemakers and defibrillators saw its stock drop 19.3% from our cost of $44.23 to $35.70 where we sold most of our shares. Sales of defibrillators slowed during the year because of reports of defective devices from other makers such as Guidant and Medtronic. Although there were no reports of defective defibrillators from St. Jude, the company was affected by the general slowdown of sales. Another factor was a proposal by Medicare to reduce the allowed reimbursement for procedures to

4	The Parnassus Funds • December 31, 2006

install defibrillators by 23%. Although the final reduction was only 2.4%, the proposal was enough to affect the stock price and the shares did not recover.

Internet auction site eBay cost the fund 26¢ per share, as its stock sank 13.1%, going from our cost of $34.62 to $30.07 by the end of the year. Growth slowed in the company’s core auction business, particularly in the three key markets: Germany, Britain and the United States. Strong competition in Asian markets also reduced margins. Finally, investors were concerned about reduced growth in the company’s PayPal and Skype businesses, possible competition from Google and Internet stocks in general. We remain optimistic and we’re holding onto our position.

Amgen, the large biotechnology company, cost the fund 21¢ per share as its stock went from $79.04 to $68.31 by the end of the year for a loss of 13.6%. One of the company’s main drugs, Epogen, used to stimulate production of red blood cells in dialysis patients, is receiving competition from the big Swiss pharmaceutical company, Roche, which is bringing out a new drug, CERA.

Invacare, a supplier of medical equipment, saw its stock price decline 11.3% from our cost of $27.68 to $24.55 by the end of the year for a loss of 18¢ on the NAV. The company faced much pricing pressure, both from low-cost Asian imports and from new Medicare rules on prices for medical equipment such as power wheelchairs. Invacare also experienced difficulties with its enterprise resource planning software (ERP). We’re holding onto the stock because we think it’s undervalued. We also think that the company can fix the software problems and will become more competitive after its most recent round of cost-cutting.

Fortunately, we had many more winners than losers. Cisco Systems was the biggest winner of the year, as it added an amazing 74¢ to the NAV, soaring 58.6% from $17.23 to $27.33. The stock was depressed at the beginning of the year, since investors thought that the company would grow very slowly. As it turned out, Cisco grew revenue by 15% during the year, as greater use of video increased demand for bandwidth. Cisco has also made a successful push into the consumer market with its acquisition of Scientific-Atlanta, maker of set-top boxes. Cisco also had success selling its Linksys product, a wireless router for the home.

Symantec supplies Norton anti-virus software and other computer security products as well as VERITAS Software for data storage. The stock added 31¢ to each fund share, as it climbed from $17.29 to $20.85 by the end of the year for a gain of 20.6%. During the third quarter, the Norton Internet security suite sold very well as did the Norton 360 and the Norton Confidential. Consumer revenue grew 12% during the year, which was much stronger than expected, and the integration of VERITAS went well after a rocky start. The company is also buying back a substantial amount of stock, which will help to increase the market value of the shares.

J2 Global Communications contributed 28¢ to each fund share, as the stock climbed 25.4% from our cost of $21.73 to $27.25 by the end of the year. The company provides a service that turns faxes into e-mails and e-mails into faxes. When

The Parnassus Funds • December 31, 2006	5

invested in the company, the stock was trading at depressed levels because the Federal Communications Commission (FCC) was considering levying a special tax on the phone lines that J2 uses to deliver the faxes. In the end, the FCC scrapped the idea and earnings soared on the heels of a price increase and strong demand from small and medium-sized businesses.

Integrated Device Technology, Inc. (IDT), a specialized semiconductor manufacturer, contributed 26¢ to the NAV as its stock moved 17.4% higher from $13.19 to $15.48. IDT completed a merger with Integrated Circuit Systems (ICS), and unlike many mergers, this one made economic sense. IDT had a semiconductor factory (fab) that had been running at only 60% of capacity, while ICS was outsourcing the production of the computer-clock chips that it designed. Now IDT’s factory produces the clock chips in its fab at very little extra cost. Demand has been strong for both the clock chips and the communication chips that IDT sells to customers such as Cisco.

Sysco Corporation distributes food and associated products (e.g. napkins, plates, utensils, etc.) to restaurants and other food outlets. (You’ve probably seen their trucks driving around town.) The stock climbed 25.0% from our cost of $29.40 to $36.76 by the end of the year for a gain of 25¢ on the NAV. Sysco uses a creative marketing plan that shows customers how to utilize Sysco products, so that their businesses operate more profitably. Earnings have been helped by effective cost-control and it didn’t hurt that gasoline prices declined in the latter part of the year.

6	The Parnassus Funds • December 31, 2006

Plantronics, a maker of advanced headsets, added 21¢ to each fund share, even though its stock plunged 25.1% during the year from $28.30 to $21.20. Most of you are probably wondering how it’s possible to make money on a stock that drops 25% over the year. The answer is that before the stock dropped, it rose to $36.28 where we sold 250,000 shares. The stock then dropped down to $21.17 where we bought 525,000 shares. In this case, timing was everything. Early in the year, demand was strong for headsets and the stock moved higher. Toward the middle of the year, headset demand from call centers declined and the company also faced pricing pressure on its Bluetooth headsets, which reduced margins, causing the stock price to decline. We think demand is improving, so we expect the stock to climb higher in 2007.

Agere Systems, a semiconductor firm that used to be part of Lucent Technologies, contributed 20¢ to the NAV, as the stock gained 20.3% from $13.03 at the start of the year to $15.68 where we sold it. We thought that the stock was fully-valued, but it moved even higher later in the year, when LSI logic bought the company for $22.81 per share. It just goes to show you that I don’t always get my timing right.

3M, the diversified industrial company, also added 20¢ to each fund share, even though the stock dropped 0.5% during the year, falling from $78.29 to $77.93. As with Plantronics, timing was important. Early in the year the stock rose to $82.24 where we sold 180,000 shares. It then plunged to $71.62 where we bought 135,000 shares. Most of 3M’s businesses were strong early in the year but weakened in the summer. Demand for one of its products—optical film for coating Liquid Crystal Displays (LCDs)—took a hit from a mid-year glut of flat panel TV sets. By the end of the year, conditions had improved and 3M stock was moving up again.

Mentor Graphics, a provider of software used to design semiconductors, contributed 16¢ to the NAV, as its stock rose 9.9% from $10.29 to $11.31 where we sold it. This is a case where we sold too soon, as the stock moved higher after the sale.

Adobe Systems climbed 45.2% from $28.31 where we bought it to $41.12 by the end of the year, thereby adding 16¢ to each fund share. The release of the company’s Acrobat 8 in the fourth quarter helped the stock, as well as investor anticipation of the new Creative Suite 3 in the spring of 2007. Also, Adobe’s purchase of Macromedia has worked well.

Note: The Outlook and Strategy section appears at the end of the narrative part of the report (i.e., after the discussions of performance for all four funds).

The Parnassus Funds • December 31, 2006	7

THE PARNASSUS WORKPLACE FUND

As of December 31, 2006, the net asset value per share (NAV) of the Parnassus Workplace Fund was $17.05, so after taking dividends into account, the total return for the quarter was 4.76%. This compares to 6.70% for the S&P 500 and 6.81% for the average multi-cap core fund followed by Lipper, Inc. We underperformed for the quarter, but our performance for the year was very solid. We gained 14.84% compared to 13.33% for the Lipper average and 15.79% for the S&P 500. The reason we beat the Lipper average but not the S&P 500 was because of an absence of energy stocks in our portfolio. Because of environmental concerns, we rarely hold petroleum stocks. Oil prices shot up last year, moving energy stocks with them. That helped the S&P 500 but not the Fund. The Wall Street Journal reported that only 19% of diversified stock funds beat the S&P 500—and I believe that the presence or absence of energy stocks had a lot to do with that result.

Below are a table and a graph, comparing the Parnassus Workplace Fund with the S&P 500 and the Lipper Multi-Cap Core Average.

Average Annual Total Returns

for periods ended December 31, 2006

	One Year	Since Inception on April 29, 2005
PARNASSUS WORKPLACE FUND	14.84%	10.96%
Lipper Multi-Cap Core Average	13.33%	15.41%
S&P 500 Index	15.79%	15.14%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999–3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do.

8	The Parnassus Funds • December 31, 2006

As you look at the table, you will see that the Fund is ahead of the Lipper Average and less than one percent behind the S&P for the year, but we lag both indices by substantial amounts for the period since inception. The reason for this discrepancy is that the Fund’s assets, during the period from inception until the beginning of the fourth quarter of 2005 were mostly in cash, and stocks moved higher while we were on the sidelines. From inception until September 30 of 2005, the S&P 500 gained over 6 percentage points on the Fund. Our intentions were good, since we started off by investing slowly and carefully, but our timing was unfortunate.

In any case, we have outperformed the S&P since we became substantially invested after September 30, 2005. We have reduced the initial advantage the S&P 500 index had on the Fund from over 6 percentage points to a little over 4 percentage points. Most of the Fund’s shareholders have invested since September 30, 2005, so most of you in that category have done better than the S&P.

2006 Analysis

Seven stocks, each adding more than 13¢ to the NAV, fueled the strong 2006 performance. Two companies—Affymetrix and eBay—were our main losers. Affymetrix, developer of genotyping machines that help in the diagnosis and treatment of diseases, impacted the NAV by 15¢ as its stock sank 18.2%, falling from our cost of $35.27 to $28.85. One of its machines failed to operate properly, incurring substantial recall expenses. In addition, Illumina, a competitor, came up with a better machine. We have sold all our shares.

The Parnassus Funds • December 31, 2006	9

eBay subtracted 13¢ from each fund share as its stock dropped 9.7%, declining from our cost of $33.30 to $30.07 by the end of the year. Slow growth in its core auction business accounted for the decrease in stock price. We continue to hold eBay, as we are confident that eBay will rebound in 2007.

Our winners were more plentiful than our losers. Cisco Systems made the biggest contribution to the NAV, adding 25¢ as its stock rocketed up 58.6% from $17.23 to $27.33. The stock traded at depressed levels early in the year, based on investor expectations of slower growth. As it turned out, demand for networking gear was strong and revenue grew 25%. The company’s new consumer businesses (set-top boxes and home routers) also had strong sales.

Adobe Systems added 20¢ to the NAV with its stock advancing a strong 45.4% from our cost of $28.28 to $41.12 by the end of the year. Adobe released Acrobat 8 in the fourth quarter, and that product sold very well. Also investor anticipation of the introduction of the new Creative Suite 3 in the spring of 2007 helped the stock.

10	The Parnassus Funds • December 31, 2006

Autodesk boosted each fund share by 19¢, as its stock moved 17.4% higher from our cost of $34.45 to $40.46 at year’s end. The company had record sales and profits in the second half of the year as both its 2D and 3D products sold well. International sales were strong, especially in Asia. Many underground users overseas are now becoming legitimate and paying license fees to use AutoCAD, as Autodesk takes steps to stop software piracy.

Symantec contributed 18¢ to the NAV, as its stock rose 20.6%, moving from $17.29 to $20.85. The company’s Norton anti-virus products sold very well, beginning in the third quarter. Investors had worried about the sale of its consumer products, given new competition from Microsoft, but consumer sales grew 12% during the year—much stronger than expected. The company has also made progress in integrating its recent purchase of VERITAS (software storage) after a rocky start. A big stock buyback also helped the price of the shares.

Target moved each fund share 17¢ higher with a stock price increase of 19.3%, advancing from $47.81 to $57.05. Target’s sales slowed early in the year, but came roaring back in the second half. Comparable store sales increased 3%–5% compared to gains of 1.5% for competitor Wal-Mart. Not only was Target’s financial performance better than Wal-Mart’s, but its social performance has always been better. Target also shows more respect to its employees, paying and treating them better.

Motorcycle-maker Harley-Davidson experienced an increase of 36.91% in its stock price, rising from $51.47 to $70.47, thereby contributing 15¢ to the NAV. Higher oil prices early in the year depressed sales and the stock price, but demand picked up later in the year as the company introduced four new models and gas prices dropped.

IBM gained 17.9% in its stock price, rising from $82.40 to $97.15 for an increase of 13¢ for the NAV. Over the years, IBM has gone from a company that almost exclusively sold computer hardware to one that gets most of its revenue from software and services. Revenue growth and margins have been much higher in these latter categories.

The Parnassus Funds • December 31, 2006	11

THE PARNASSUS SMALL - CAP FUND

As of December 31, 2006, the net asset value per share (NAV) of the Parnassus Small-Cap Fund was $17.94; after taking dividends into account, the total return for the quarter was 6.60%. This compares to 8.92% for the Russell 2000 Index (“Russell 2000”) and 8.17% for the average small-cap core fund followed by Lipper, Inc. While we underperformed relative to both indices for the quarter, we beat both of them for the year. The Parnassus Small-Cap Fund gained a strong 18.78% for the year compared to 14.87% for the Lipper Small-Cap Core Average and 18.44% for the Russell 2000.

Below are a table and a graph that compare the performance of the Small-Cap Fund with the Russell 2000 and the Lipper Small-Cap Core Average.

Average Annual Total Returns

for periods ended December 31, 2006

	One Year	Since Inception on April 29, 2005
PARNASSUS SMALL-CAP FUND	18.78%	15.86%
Lipper Small-Cap Core Average	14.87%	18.98%
Russell 2000 Index	18.44%	21.73%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999–3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

12	The Parnassus Funds • December 31, 2006

As you look at the table and the graph, you can see that the Small-Cap Fund beat both benchmarks for the one-year period, but underperformed for the period since inception on April 29, 2005. The reason for this discrepancy is that the Fund’s assets over the period from inception until the start of the fourth quarter of 2005 were mostly invested in cash, and small stocks moved sharply higher while we were on the sidelines. From inception until September 30, 2005, the Fund gained only 2.13% compared to 16.73% for the Russell 2000, which meant that we were more than 14% behind the index because of our high cash position. Our intentions were good, since we wanted to invest our assets slowly and carefully, but our timing was very unfortunate. Since September 30, 2005, however, we have outperformed the Russell 2000 by a substantial margin, and we’ve closed the gap from over 14 percentage points to a little under six percentage points.

2006 Analysis

Eight companies made the most significant positive contributions to the Fund’s strong performance, with each adding 10¢ or more to the NAV. Two firms—Affymetrix and Tuesday Morning—hurt the Fund most, causing NAV losses of 10¢ or more. Affymetrix was responsible for a 14¢ loss in the NAV as its stock plunged 18.7% from our cost of $35.31 to $28.70, where we sold all our shares. The company has mapped the human genome and scientists use its technology to analyze genetic information. But one of its genotype machines developed flaws, causing a costly recall. And the company now faces tougher competition from Illumina.

The Parnassus Funds • December 31, 2006	13

Tuesday Morning, a home furnishings retailer, cost the Fund 10¢ a share as its stock declined 7.1% from our cost of $16.73 to $15.55 by year-end. The company introduces unique, high quality products at low prices during 10 sales events during the year, each beginning on a Tuesday morning. Sales slowed last year when the company had difficulties finding enough unique merchandise. We’re still holding these shares.

I’m glad to report that we had four times as many winners as losers. It’s ironic that the company making the strongest contribution to the NAV was our worst performer in 2005. Connetics, a small drug company specializing in dermatology, contributed 27¢ to each Parnassus share as its stock rose 16.8% from $14.56 to $17 where we sold it. The stock had been trading at depressed levels—as low as $8 a share—because Velac, an anti-acne drug, had not been approved by the FDA. We were able to get out at $17 as a result of a $17.50 buyout offer from Stiefel Laboratories.

J2 Global Communications contributed 23¢ to each fund share, as the stock climbed 25.3% from our cost of $21.75 to $27.25 at the end of the year. The company provides a service that turns faxes into e-mails and e-mails into faxes. Earnings have increased recently because of higher demand from small and medium-sized businesses. J2 also announced a price increase for service, from $12.95 to $19.95 per month, which should boost future profits.

The Tower Group is an insurance company that specializes in underwriting policies for small businesses, especially restaurants. It added 22¢ to the NAV, as its stock soared 66.0% from $18.72 to $31.07. Higher revenue and earnings moved the

The Parnassus Funds • December 31, 2006	14

stock price up. We invested in Tower because it provides insurance to an under-served market–small businesses. Besides this positive social purpose, our thought is that this business would be very stable because large insurance companies have neither the desire nor the expertise to enter the market.

Applied Films Corporation added 18¢ to the Fund’s share price, as its stock climbed 36.5% from $20.75 at the beginning of the year to $28.32 when we sold it. The company makes capital equipment for manufacturing flat panel displays and also architectural glass for office buildings. The architectural glass turns heat from the sun into electricity, which meets the Fund’s criterion of having a positive environmental impact. The shares climbed higher because of a buyout offer from Applied Materials, a company in the Parnassus Fund’s portfolio.

Headset-maker Plantronics contributed 18¢ to the NAV, even though its stock price dropped 25.1% during the year from $28.30 to $21.20. We accomplished this feat by selling 2,000 shares at $36.43 after the stock price rose early in the year because of strong demand for headsets. Toward the middle of the year, headset demand from call centers fell off, and the company also faced pricing pressures on its Blue-tooth headsets. The stock then dropped sharply and we were able to buy 9,400 shares at $19.99. We believe demand will improve, resulting in higher share prices in 2007.

A buyout offer for ElkCorp increased the NAV by 17¢ per share as the stock rose from $25.24 to $41.09 for a gain of 62.8%. ElkCorp makes roofing and other building materials. The Carlyle Group offered $38 per share, or $1billion for the company, only to be topped by an offer of $40 per share by Building Materials Corporation of America. We sold all our shares when the stock moved up to $41.09—above the offer price.

Teleflex gained 26.5%, as its shares rose from $51.02 to $64.56 for an increase of 16¢ on the NAV. The company makes high-tech cables and parts for medical equipment. The stock moved higher as the medical equipment industry rebounded late in the year and airlines placed more orders for cables used to control and monitor luggage and cargo.

Telecommunications equipment-maker Ciena added 11¢ to the price of fund shares, as its stock moved from our cost of $24.25 to $27.71 by the end of the year for a gain of 14.3%. Higher capital spending by telephone companies helped the stock move higher.

The Parnassus Funds • December 31, 2006	15

THE PARNASSUS MID - CAP FUND

As of December 31, 2006, the net asset value per share (NAV) of the Parnassus Mid-Cap Fund was $17.36; after taking dividends into account, the total return for the quarter was 4.75%. This compares to a gain of 6.99% for the S&P MidCap 400 Index (“S&P 400”) and 8.21% for the average mid-cap value fund followed by Lipper, Inc. For the quarter, we underperformed both benchmarks, but for the year, we beat the S&P 400 by a substantial margin and we were in a virtual tie with the Lipper Mid-Cap Value Average. The Fund gained 15.78% for the year compared to 10.32% for the S&P 400 and 15.97% for the Lipper.

Below are a table and a graph that compare the performance of the Mid-Cap Fund with the S&P 400 and the Lipper Mid-Cap Value Average.

Average Annual Total Returns

for periods ended December 31, 2006

	One Year	Since Inception on April 29, 2005
PARNASSUS MID-CAP FUND	15.78%	11.26%
Lipper Mid-Cap Value Average	15.97%	18.29%
S&P MidCap 400 Index	10.32%	16.86%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999–3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The S&P MidCap 400 is an unmanaged index of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

16	The Parnassus Funds • December 31, 2006

Looking at the table, you can see that the Fund is ahead of the S&P 400 for the year and in a virtual tie with the Lipper average, but lags both benchmarks for the period since inception on April 29, 2005. The reason is that from inception until the beginning of the fourth quarter of 2005, the Fund’s assets were invested mostly in cash. From inception until September 30, 2005, the Fund had a slight loss of 0.73%, while the S&P 400 gained an astonishing 13.77%; we ended up 14 percentage points behind the index. The index moved significantly higher while we were on the sidelines. Substantially invested since the start of the fourth quarter of 2005, we’ve outperformed the index by a wide margin, but we’re still behind. We have, however, narrowed the gap from 14 percentage points to less than 6 percentage points.

2006 Analysis

Three issues accounted for losses of 12¢ or more on the NAV, but they were outnumbered by the ten issues that added 12¢ or more to the NAV; hence our strong performance for the year. JDS Uniphase, a maker of telecommunications equipment, lost 13¢ for each fund share, as the stock declined 7.5% from $18.01 to $16.66. The company’s costs are higher than the revenue they’re generating, so they’re not making any money. We invested in the company because the stock was very cheap, hoping that they would reduce costs quickly and go into the black. They haven’t done this yet, but we’re still hanging on and hoping that their cost-control program will succeed.

The Parnassus Funds • December 31, 2006	17

St. Jude Medical, a manufacturer of implantable heart devices such as pacemakers and defibrillators, had a 20.65% drop in its shares from our cost of $44.99 to $35.70 where we sold them. Sales of heart devices slowed during the year after reports of defective products from other companies such as Guidant and Medtronic. Although there were no reports of defective devices from St. Jude, the company was affected by a general slowdown of sales. Another factor was a proposal by Medicare to reduce the allowed reimbursement for procedures to install defibrillators by 23%. Although the final reduction was only 2.4%, the proposal was enough to affect the stock price and the shares have yet to recover.

Invitrogen provides tools in kit form for molecular biology research by corporate, academic and government agencies. The stock dropped 6.0% from our cost of $60.18 to $56.59 for a loss of 12¢ for each fund share. Both the Japanese and the U.S. market for biodiscovery research tools showed weakness during the year.

The biggest contributor to the Mid-Cap Fund’s strong year was Coach, the maker of fine products that contributed 26¢ to the NAV with its stock price soaring 66.5% from our cost of $25.80 to $42.96 by the end of the year. U.S. consumer spending remains fairly strong and people continue to buy high-end Coach products.

The ServiceMaster Company, provider of pest control, house cleaning and lawn services, added 22¢ to the NAV with its stock gaining 19.5% from $10.97 to $13.11. The company announced that it had hired investment bankers to assess strategic alternatives including a possible sale of the company.

18	The Parnassus Funds • December 31, 2006

J2 Global Communications added 21¢ to each fund share, as the stock climbed 31.6% from $20.71 to $27.25. The company provides a service that turns faxes into e-mails and e-mails into faxes. Earnings have increased due to strong demand from small and medium-sized businesses, and the company recently raised service prices from $12.95 to $16.95.

Autodesk added 20¢ to each fund share, while its stock moved 18.0% higher from $34.28 to $40.46. The company had record sales and profits in the second half of the year, as both its 2D and 3D products sold well. International sales were strong, especially in Asia. The company has persuaded many of its AutoCAD users to become legitimate and pay a license fee.

Sysco Corporation (not Cisco, the networking company) distributes food products and supplies. The stock climbed 22.7% from our cost of $29.95 to $36.76 by the end of the year for a gain of 19¢ on the NAV. The company helps its customers, food outlets by reviewing their operations to determine which products are most profitable and how they can operate more efficiently. Sysco’s earnings strengthened in the latter half of the year on higher sales and good cost control.

American Power Conversion contributed 18¢ to each fund share, as its stock rose 76.9% from our cost of $17.29 to $30.59 on a buyout offer from Schneider Electric, a French company. The company makes power supplies and surge protectors for computers. I haven’t heard yet if they’re planning to change the name to French Power Conversion.

Symantec added 17¢ to the NAV, as its stock rose from $17.29 to $20.85 by the end of the year for an investment of 20.6%. Investors had been concerned about sales of its Norton anti-virus consumer products, because of new competition from Micro-soft, but consumer sales grew a strong 12% during the year. Smoother integration of newly acquired storage software supplier VERITAS helped, as did announcement of a large stock buyback.

The stock of Liz Claiborne moved 21.2% higher from $35.85 to $43.46, contributing 13¢ to the NAV. The Liz Claiborne brand is selling well as are the Lucky Jeans brand and the hip Juicy Couture brand. Sales at outlet stores have also been strong.

Headset-maker Plantronics provided an increase of 13¢ to the NAV with its stock climbing 29.9% from $28.30 to $36.76 where we sold it. Strong demand for headsets by call centers early in the year moved the stock higher.

Lincare’s stock traded at depressed levels early in the year because of reduced reimbursement rates from Medicare. The stock later climbed 10.1% towards the end of the year from our cost of $36.19 to $39.84 for a gain of 12¢ on the NAV. Investors concluded that Lincare, the industry’s low-cost provider of oxygen concentrators for home use would be able to operate profitably even with reduced rates, and that rate reduction might not be as bad as some had feared.

The Parnassus Funds • December 31, 2006	19

Outlook and Strategy

There are many factors in the current economic environment that would cause one to be pessimistic. The cost of the most basic raw material in the economy, petroleum, is quite high. The Federal Funds Rate has increased from 1% to 5.25%. Housing is weak, and this is a basic industry that may weaken the rest of the economy. The market climbed higher in 2006, so stocks may be ready for a major correction downward in 2007.

Despite these negative factors, I remain positive for the stock market this year. Oil prices are high by historical standards but they have come down from a high of $78 a barrel to under $60 now. What’s remarkable is that the high oil prices have not battered the economy as they did in the 1970s. While we are still far too dependent on oil, that commodity is not as important as it was previously. I believe the main reason is that conservation and alternative sources are beginning to have an effect. Many of us have argued for years that a progressive environmental philosophy is good for the economy. On a per capita basis and a per dollar of GDP basis, we’re less dependent on oil than we were in the 70’s. I’m convinced that if we had the same energy profile today that we had in the 70’s, we would be in a recession right now instead of a modest growth phase.

Turning to interest rates, short-term rates are much higher than they were 18 months ago, but a Federal Funds Rate of 5.25% is not high by historical standards. The 10-year Treasury note is well below 5% and mortgage rates are around 6.25% which is higher than they were a couple of years ago, but still pretty low by historical standards. (People in the 70’s and 80’s often paid 7%–9% for a mortgage.)

Housing is certainly weaker, and this will definitely have an impact on the economy. However, commercial construction is fairly strong, and this should partially offset the weakness induced by the housing slump.

The economy is moving along at a modest pace right now. Unemployment is only at 4.5% which is very low by historical standards.

Even though the stock market ran up last year, I don’t think it’s overvalued. Another factor is in play here. Since 1939, the stock market has gone up every time in the third year of a presidential term. In fact, the average increase has been 18%. This happens with such regularity that there must be something more than a coincidence. My own view is that the party in power (i.e., the party of the president) uses its influence to stimulate the economy through government action in anticipation of the presidential election in the following year (i.e., the fourth year of the presidential term). There’s no guarantee that this will happen in 2007 and there’s no guarantee that the stock market will go up in 2007. However, I believe that history will repeat itself, and my policy will be to have all the portfolios fully invested.

20	The Parnassus Funds • December 31, 2006

Social Notes

One of the things I learned early on in social investing is that there is no such thing as a perfect company. In fact, I’m sure there are things about every company in our portfolio that could be improved. When an issue is important enough, we talk with the company about making improvements. For example, a few years ago, we talked with the Gap about improving conditions for the workers in the foreign factories of its contractors. It took a while, but the Gap made great strides in improving overseas working conditions. Similarly, we have talked with Wells Fargo about making improvements in its affiliates that generate sub-prime loans in underserved communities (i.e., making sure they don’t engage in predatory lending). Wells Fargo has made improvements, but we would like to see them make even more progress. These situations don’t mean that the Gap and Wells Fargo are not socially responsible companies. They both are, but sometimes, improvement is needed.

Right now, we face a similar situation with Target. As indicated earlier in this report, Target is deemed a socially responsible company. However, they still sell products made of polyvinyl chloride (PVC), a nonbiodegradable substance. We’re now in discussions with Target to convince them to stop sales of PVC products. Andrea Reichert of our staff is currently working with a group of social investors to discuss this issue with Target. We’ll let you know how things turn out.

We’d like to highlight Amgen, the large biotechnology firm, for its contributions to the community. Every year, since 1992, Amgen has sponsored an award for science teaching. This year, 30 teachers will receive an award for making a significant impact on students through exceptional teaching of science. Each applicant must submit an innovative lesson plan that can be shared with other teachers. Chosen teachers will be honored at an awards banquet and receive a personal sum of $5,000 and an additional $5,000 grant for the school’s science program.

Finally, I would like to thank all of you for investing in the Parnassus Funds.

Yours truly,

Jerome L.Dodson President

The Parnassus Funds • December 31, 2006	21

FUND EXPENSES (UNAUDITED)

As a shareholder of the funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of July 1, 2006 through December 31, 2006.

Actual Expenses

In the example below, the first line for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. You may compare the ongoing costs of investing in the fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

22	The Parnassus Funds • December 31, 2006

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these funds. Therefore, the second line of each fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period*
The Parnassus Fund: Actual	$1,000.00	$1,286.67	$5.71
Hypothetical (5% before expenses)	$1,000.00	$1,020.21	$5.04

The Workplace Fund: Actual	$1,000.00	$1,259.51	$6.83
Hypothetical (5% before expenses)	$1,000.00	$1,019.16	$6.11

The Small-Cap Fund: Actual	$1,000.00	$1,128.70	$7.51
Hypothetical (5% before expenses)	$1,000.00	$1,018.15	$7.12

The Mid-Cap Fund: Actual	$1,000.00	$1,239.62	$7.90
Hypothetical (5% before expenses)	$1,000.00	$1,018.15	$7.12

*	Expenses are equal to the fund’s annualized expense ratio of 0.99%, 1.20%, 1.40% and 1.40% for the Parnassus Fund, the Parnassus Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund respectively, multiplied by the average account value over the period, multiplied by the ratio of days in the period. The ratio of days in the period is 184/365 (to reflect the one-half year period).

The Parnassus Funds • December 31, 2006	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Parnassus Funds:

We have audited the accompanying statements of assets and liabilities including the portfolios of investments of the Parnassus Funds (the “Trust”) (comprising Parnassus Fund, Parnassus Workplace Fund, Parnassus Small-Cap Fund and Parnassus Mid-Cap Fund), as of December 31, 2006, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended for Parnassus Fund, and for the year ended December 31, 2006 and for the period from April 29, 2005 through December 31, 2005 for Parnassus Workplace Fund, Parnassus Small-Cap Fund and Parnassus Mid-Cap Fund, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

24	The Parnassus Funds • December 31, 2006

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Parnassus Funds as of December 31, 2006, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended for Parnassus Fund, the changes in net assets for the year ended December 31, 2006 and for the period from April 29, 2005 through December 31, 2005 for Parnassus Workplace Fund, Parnassus Small-Cap Fund and Parnassus Mid-Cap Fund, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

San Francisco, California

February 2, 2007

The Parnassus Funds • December 31, 2006	25

THE PARNASSUS FUND

Portfolio of Investments by Industry Classification

December 31, 2006

Shares	Common Stocks	Percent of Net Assets	Market Value
	Biotechnology
30,000	Amgen Inc.[1]		$2,049,300
35,000	Biogen Idec Inc.[1,2]		1,721,650
100,000	Genentech Inc.[1]		8,113,000
260,000	Invitrogen Corp.[1,2]		14,713,400

		7.9%	$26,597,350

	Building Materials
5,000	Simpson Manufacturing Co., Inc.[2]	0.0%	$158,250

	Computers
65,000	International Business Machines Corp.	1.9%	$6,314,750

	Electronics
525,000	Plantronics Inc.[2]	3.3%	$11,130,000

	Financial Services
150,000	SLM Corp.	2.2%	$7,315,500

	Food Products
225,000	Sysco Corp.[2]	2.4%	$8,271,000

	Footwear
239,333	K-Swiss Inc.[2]	2.2%	$7,357,096

	Healthcare Products
510,000	Invacare Corp.[2]		$12,520,500
50,000	Johnson & Johnson		3,301,000
55,000	St. Jude Medical Inc.[1]		2,010,800
100,000	STERIS Corp.		2,517,000

		6.0%	$20,349,300

	Healthcare Services
140,000	Chemed Corp.		$5,177,200
350,000	Health Management Associates Inc.[2]		7,388,500
210,000	Lincare Holdings Inc.[1]		8,366,400

		6.2%	$20,932,100

	Industrial Manufacturing
95,000	3M Co.		$7,403,350
60,000	Teleflex Inc.		3,873,600

		3.3%	$11,276,950

	Internet
490,000	eBay Inc.[1]	4.4%	$14,734,300

26	The accompanying notes are an integral part of these financial statements.

Shares	Common Stocks	Percent of Net Assets	Market Value
	Medical Equipment
40,000	Patterson Cos., Inc.[1,2]	0.4%	$1,420,400

	Networking Products
500,000	Cisco Systems Inc.[1]	4.1%	$13,665,000

	Oil & Gas
50,000	Apache Corp.		$3,325,500
30,000	Valero Energy Corp.		1,534,800

		1.4%	$4,860,300

	Pharmaceuticals
100,000	McKesson Corp.		$5,070,000
100,000	Pfizer Inc.		2,590,000
120,000	ViroPharma Inc.[1,2]		1,756,800

		2.8%	$9,416,800

	Professional Services
75,000	Gevity HR Inc.[2]	0.5%	$1,776,750

	Retail
350,000	Bed Bath & Beyond Inc.[1,2]		$13,335,000
500,000	Foot Locker Inc.		10,965,000
160,000	Target Corp.		9,128,000
600,000	The Gap Inc.		11,700,000
455,000	Tuesday Morning Corp.[2]		7,075,250
120,000	Whole Foods Market Inc.[2]		5,631,600
55,000	Williams-Sonoma Inc.[2]		1,729,200

		17.6%	$59,564,050

	Semiconductor Capital Equipment
350,000	Applied Materials Inc.[2]		$6,457,500
56,000	Cascade Microtech Inc.[1]		733,600
200,000	Cree Inc.[1,2]		3,464,000

		3.2%	$10,655,100

	Semiconductors
300,000	Altera Corp.1		$5,904,000
110,000	Electro Scientific Industries Inc.[1,2]		2,215,400
200,000	Integrated Device Technology Inc.[1]		3,096,000
575,000	Intel Corp.		11,643,750
320,000	Omnivision Technologies Inc.[1,2]		4,368,000
320,000	Texas Instruments Inc.[2]		9,216,000
200,000	Xilinx Inc.		4,762,000

		12.3%	$41,205,150

The accompanying notes are an integral part of these financial statements.	27

THE PARNASSUS FUND

Portfolio of Investments by Industry Classification

December 31, 2006 continued

Shares	Common Stocks	Percent of Net Assets	Market Value
	Services
475,000	The ServiceMaster Co.[2]	1.8%	$6,227,250

	Software
110,000	Adobe Systems Inc.[1]		$4,523,200
120,000	Avid Technology Inc.[1,2]		4,471,200
450,000	Citrix Systems Inc.[1]		12,172,500
125,000	Symantec Corp.[1]		2,606,250

		7.0%	$23,773,150

	Telecommunications
300,000	J2 Global Communications Inc.[1,2]	2.4%	$8,175,000

	Telecommunications Equipment
450,000	Ciena Corp.[1,2]		$12,469,500
450,000	Powerwave Technologies Inc. [1,2]		2,902,500
175,000	QUALCOMM Inc.		6,613,250

		6.5%	$21,985,250

	Total investment in common stocks (cost of $316,184,967)	99.8%	$337,160,796

28	The accompanying notes are an integral part of these financial statements.

Principal Amount $	Short-Term Investments	Percent of Net Assets	Market Value
	Certificates of Deposit 3
100,000	Albina Community Bank
	3.695%, matures 01/24/2007		$99,748
100,000	Community Bank of the Bay
	4.400%, matures 09/06/2007		97,282
100,000	Community Capital Bank
	4.500%, matures 02/05/2007		99,617
100,000	Louisville Community Development Bank
	3.600%, matures 05/10/2007		98,586
100,000	Opportunities Credit Union
	3.000%, matures 04/25/2007		98,751
100,000	Self-Help Credit Union
	4.570%, matures 01/14/2007		99,858

		0.2%	$593,842

	Registered Investment Companies—Money Market Funds
6,468	Evergreen U.S. Government Fund
	variable rate, 5.020%		$6,468
1	Janus Government Fund
	variable rate, 5.210%		1
180,909	SSGA U.S. Government Fund
	variable rate, 4.910%		180,909

		0.1%	$187,378

	Community Development Loans3
100,000	Boston Community Loan Fund
	2.000%, matures 06/30/2007		$97,041
100,000	Boston Community Loan Fund
	2.000%, matures 06/30/2007		97,041
100,000	Vermont Community Loan Fund
	3.000%, matures 12/07/2007		94,413

		0.1%	$288,495

The accompanying notes are an integral part of these financial statements.	29

THE PARNASSUS FUND

Portfolio of Investments by Industry Classification

December 31, 2006 concluded

Principal Amount $	Short-Term Investments	Percent of Net Assets	Market Value
	Securities Purchased with Cash
	Collateral from Securities Lending
	Registered Investment Companies
68,571,362	State Street Navigator
	Securities Lending
	Prime Portfolio
	variable rate, 5.260%	20.3%	$68,571,362

	Total short-term securities
	(cost $ 69,641,077)	20.7%	$69,641,077

	Total securities
	(cost $ 385,826,044)	120.5%	$406,801,873

	Payable upon return of securities loaned	–20.3%	$(68,571,362)
	Other assets and liabilities – net	–0.2%	(584,046)

	Total net assets	100.0%	$337,646,465

1	These securities are non-income producing.
2	This security or partial position of this security was on loan at December 31, 2006. The total value of the securities on loan at December 31, 2006 was $66,031,220.
3	Market value adjustments have been applied to these securities to reflect early withdrawal. Fund holdings will vary over time. Fund shares are not FDIC insured.

30	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUND

Statement of Assets and Liabilities

December 31, 2006

Assets

Investments in common stocks, at market value (cost $ 316,184,967)	$337,160,796
Investments in short-term securities (at cost which approximates market value)	69,641,077
Cash	155,467
Receivables:
Dividends and interest	145,249
Capital shares sold	198,320
Other assets	58,860

Total assets	$407,359,769

Liabilities

Payable upon return of loaned securities	68,571,362
Capital shares redeemed	622,151
Fees payable to Parnassus Investments	343,774
Accounts payable and accrued expenses	176,017

Total liabilities	$69,713,304

Net assets	$337,646,465

Net assets consist of

Undistributed net investment income	—
Unrealized appreciation on securities	20,975,829
Accumulated net realized loss	(14,769,404)
Capital paid-in	331,440,040

Total net assets	$337,646,465

Computation of net asset value and offering price per share
Net asset value and redemption price per share ($ 337,646,465 divided by 9,320,424 shares)	$36.23

The accompanying notes are an integral part of these financial statements.	31

THE PARNASSUS FUND

Statement of Operations

Year Ended December 31, 2006

Investment income

Dividends	$2,043,372
Interest	450,433
Securities lending	37,216

Total investment income	$2,531,021

Expenses

Investment advisory fees (note 5)	1,956,180
Transfer agent fees (note 5)	394,088
Fund administration (note 5)	207,757
Service provider fees (note 5)	25,959
Reports to shareholders	171,335
Registration fees and expenses	13,884
Custody fees	38,536
Professional fees	81,562
Trustee fees and expenses	13,191
Other expenses	64,335

Total expenses	$2,966,827
Fees waived by Parnassus Investments (note 5)	(52,159)
Expense offset (note 6)	(1,598)

Net expenses	$2,913,070

Net investment loss	$(382,049)

Realized and unrealized gain on investments
Net realized gain from securities transactions	$21,528,555
Net change in unrealized appreciation of securities	17,812,520

Net realized and unrealized gain on securities	$39,341,075

Net increase in net assets resulting from operations	$38,959,026

32	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005
Income (loss) from operations

Net investment income (loss)	$(382,049)	$1,621,251
Net realized gain from securities transactions	21,528,555	19,754,743
Net change in unrealized appreciation (depreciation)	17,812,520	(15,147,636)

Increase in net assets resulting from operations	$38,959,026	$6,228,358

Distributions
From net investment income	—	(1,874,198)

Distributions to shareholders	$—	$(1,874,198)

From capital share transactions
Increase (decrease) in net assets from capital share transactions	6,303,102	(51,863,160)

Increase (decrease) in net assets	$45,262,128	$(47,509,000)

Net assets

Beginning of year	292,384,337	339,893,337
End of year (including undistributed net investment income of $0 and $0 respectively)	$337,646,465	$292,384,337

The accompanying notes are an integral part of these financial statements.	33

THE PARNASSUS WORKPLACE FUND

Portfolio of Investments by Industry Classification

December 31, 2006

Shares	Common Stocks	Percent of Net Assets	Market Value
	Biotechnology
1,100	Amgen Inc.1		$75,141
1,000	Genentech Inc.1		81,130

		6.6%	$156,271

	Building Materials
100	Simpson Manufacturing Co., Inc.	0.1%	$3,165

	Computers
500	International Business Machines Corp.	2.1%	$48,575

	Electric Motors
1,200	Baldor Electric Co.	1.7%	$40,104

	Electronic Distribution
200	CDW Corp.	0.6%	$14,064

	Electronics
5,000	Plantronics Inc.	4.5%	$106,000

	Financial Services
500	American Express Co.		$30,335
200	First Horizon National Corp.		8,356
600	Synovus Financial Corp.		18,498

		2.4%	$57,189

	Footwear
900	Timberland Co.1	1.2%	$28,422

	Healthcare Products
300	Johnson & Johnson	0.8%	$19,806

	Home Products
300	WD-40 Co.	0.5%	$10,461

	Industrial Manufacturing
1,100	3M Co.	3.6%	$85,723

	Insurance
2,300	AFLAC Inc.	4.5%	$105,800

	Internet
3,500	eBay Inc.1	4.5%	$105,245

	Machinery
800	Graco Inc.	1.3%	$31,696

34	The accompanying notes are an integral part of these financial statements.

Shares	Common Stocks	Percent of Net Assets	Market Value
	Networking Products
2,000	Cisco Systems Inc.[1]	2.3%	$54,660

	Office Furniture
800	Herman Miller Inc.	1.2%	$29,088

	Oil & Gas
1,200	Valero Energy Corp.	2.6%	$61,392

	Pharmaceuticals
900	Pfizer Inc.	1.0%	$23,310

	Professional Services
3,000	Gevity HR Inc.	3.0%	$71,070

	Retail
2,100	Bed Bath & Beyond Inc.[1]		$80,010
100	Costco Wholesale Corp.		5,287
1,700	Target Corp.		96,985
3,500	The Gap Inc.		68,250
2,500	Whole Foods Market Inc.		117,325

		15.6%	$367,857

	Semiconductors
200	Altera Corp.[1]		$3,936
5,500	Intel Corp.		111,375
4,000	Texas Instruments Inc.		115,200
2,000	Xilinx Inc.		47,620

		11.8%	$278,131

	Services
1,000	Bright Horizons Family Solutions Inc.[1]	1.7%	$38,660

	Software
1,500	Adobe Systems Inc.[1]		$61,680
3,000	Autodesk Inc.[1]		121,380
1,000	Symantec Corp.[1]		20,850

		8.6%	$203,910

	Telecommunications Equipment
3,000	QUALCOMM Inc.	4.8%	$113,370

	Total investment in common stocks (cost $1,903,631)	87.0%	$2,053,969

The accompanying notes are an integral part of these financial statements.	35

THE PARNASSUS WORKPLACE FUND

Portfolio of Investments by Industry Classification

December 31, 2006 concluded

Principal Amount $	Short-Term Investments	Percent of Net Assets	Market Value
	Registered Investment Companies—Money Market Funds
75,702	Janus Government Fund
	variable rate, 5.210%		$75,702
75,618	SSGA U.S. Government Fund
	variable rate, 4.910%		75,618

		6.4%	$151,320

	Total short-term securities
	(cost $ 151,320)	6.4%	$151,320

	Total securities
	(cost $ 2,054,951)	93.4%	$2,205,289
	Other assets and liabilities – net	6.6%	$156,295

	Total net assets	100.0%	$2,361,584

1	These securities are non-income producing.

Fund holdings will vary over time.

Fund shares are not FDIC insured.

36	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS WORK PLACE FUND

Statement of Assets and Liabilities

December 31, 2006

Assets

Investments in common stocks, at market value (cost $ 1,903,631)	$2,053,969
Investments in short-term securities (at cost which approximates market value)	151,320
Cash	128,246
Receivables:
Dividends and interest	1,764
Capital shares sold	9,764
Due from Parnassus Investments	9,630
Other assets	19,887

Total assets	$2,374,580

Liabilities
Capital shares redeemed	568
Professional fees payable	7,985
Accounts payable and accrued expenses	4,443

Total liabilities	$12,996

Net assets	$2,361,584

Net assets consist of

Undistributed net investment income	—
Unrealized appreciation on securities	150,338
Accumulated net realized gain	2,504
Capital paid-in	2,208,742

Total net assets	$2,361,584

Computation of net asset value and offering price per share

Net asset value and redemption price per share ($ 2,361,584 divided by 138,508 shares)	$17.05

The accompanying notes are an integral part of these financial statements.	37

THE PARNASSUS WORK PLACE FUND

Statement of Operations

Year Ended December 31, 2006

Investment income

Dividends (net of foreign tax witholding of $ 184)	$16,338
Interest	4,835

Total investment income	$21,173

Expenses

Investment advisory fees (note 5)	13,605
Transfer agent fees (note 5)	4,668
Fund administration (note 5)	1,130
Service provider fees (note 5)	932
Reports to shareholders	1,406
Registration fees and expenses	20,688
Custody fees	3,751
Professional fees	10,850
Trustee fees and expenses	46
Proxy voting fees	3,601
Pricing service fees	3,322
Other expenses	791

Total expenses	$64,790
Fees waived by Parnassus Investments (note 5)	(43,692)
Expense offset (note 6)	(1,896)

Net expenses	$19,202

Net investment income	$1,971

Realized and unrealized gain on investments
Net realized gain from securities transactions	$103,697
Net change in unrealized appreciation of securities	122,068

Net realized and unrealized gain on securities	$225,765

Net increase in net assets resulting from operations	$227,736

38	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS WORK PLACE FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2006	Period Ended December 31, 2005*
Income (loss) from operations

Net investment income	$1,971	$1,978
Net realized gain (loss) from
securities transactions	103,697	(3,975)
Net change in unrealized appreciation	122,068	28,270

Increase in net assets resulting from operations	$227,736	$26,273

Distributions

From net investment income	(81,854)	(3,234)
From net realized capital gains	(16,343)	—

Distributions to shareholders	$(98,197)	$(3,234)

From capital share transactions
Increase in net assets from
capital share transactions	1,219,083	989,923

Increase in net assets	$1,348,622	$1,012,962

Net assets

Beginning of period	1,012,962	—
End of period (including undistributed net investment income of $0 and $0 respectively)	$2,361,584	$1,012,962

*	For the period April 29, 2005 (inception) through December 31, 2005.

The accompanying notes are an integral part of these financial statements.	39

THE PARNASSUS SMALL -CAP FUND

Portfolio of Investments by Industry Classification

December 31, 2006

Shares	Common Stocks	Percent of Net Assets	Market Value
	Apparel
100	Talbots Inc.	0.0%	$2,410

	Biotechnology
4,500	Invitrogen Corp.[1]	4.8%	$254,655

	Building Materials
1,700	ElkCorp		$69,853
100	Simpson Manufacturing Co., Inc.		3,165
1,000	Trex Co., Inc.[1]		22,890

		1.8%	$95,908

	Computers
6,000	RadiSys Corp.[1]	1.9%	$100,020

	Distribution
14,000	Handleman Co.	1.8%	$94,780

	Electric Motors
1,500	Baldor Electric Co.	1.0%	$50,130

	Electronics
17,000	KEMET Corp.[1]		$124,100
9,400	Plantronics Inc.		199,280
44,000	Sanmina-SCI Corp.[1]		151,800

		9.0%	$475,180

	Footwear
3,000	K-Swiss Inc.		$92,220
1,000	Wolverine World Wide Inc.		28,520

		2.3%	$120,740

	Healthcare Products
1,200	Cooper Cos., Inc.		$53,400
1,400	Cytyc Corp.[1]		39,620
10,000	Invacare Corp.		245,500
9,000	STERIS Corp.		226,530

		10.7%	$565,050

	Healthcare Services
6,000	Chemed Corp.	4.2%	$221,880

	Household Products
500	WD-40 Co.	0.3%	$17,435

	Industrial Manufacturing
1,600	Teleflex Inc.	2.0%	$103,296

40	The accompanying notes are an integral part of these financial statements.

Shares	Common Stocks	Percent of Net Assets	Market Value
	Insurance
2,800	Tower Group Inc.	1.7%	$86,996

	Insurance Brokerage
3,000	Arthur J. Gallagher & Co.	1.7%	$88,650

	Media
1,000	Dow Jones & Co., Inc.	0.7%	$38,000

	Medical Equipment
2,000	LifeCell Corp.[1]	0.9%	$48,280

	Networking Products
44,000	Zhone Technologies Inc.[1]	1.1%	$57,640

	Pharmaceuticals
3,000	Nektar Therapeutics[1]		$45,630
8,000	ViroPharma Inc.[1]		117,120

		3.1%	$162,750

	Professional Services
10,000	Gevity HR Inc.	4.5%	$236,900

	Retail
3,000	Borders Group Inc.		$67,050
3,000	Restoration Hardware Inc.[1]		25,530
11,000	Tuesday Morning Corp.		171,050

		5.0%	$263,630

	Semiconductor Capital Equipment
12,000	Cascade Microtech Inc.[1]		$157,200
5,000	Cree Inc.[1]		86,600
400	Cymer Inc.[1]		17,580

		5.0%	$261,380

	Semiconductors
1,000	Electro Scientific Industries Inc.[1]		$20,140
11,000	Exar Corp.[1]		143,000
4,000	Integrated Device Technology Inc.[1]		61,920
15,000	O2Micro International Ltd. (ADR)[1]		128,250
16,000	Omnivision Technologies Inc.[1]		218,400

		10.8%	$571,710

	Software
4,500	Avid Technology Inc.[1]		$167,670
1,000	Synopsys Inc.[1]		26,730
5,000	TIBCO Software Inc.[1]		47,200

		4.6%	$241,600

The accompanying notes are an integral part of these financial statements.	41

THE PARNASSUS SMALL - CAP FUND

Portfolio of Investments by Industry Classification

December 31, 2006 concluded

Shares	Common Stocks	Percent of Net Assets	Market Value
	Telecommunications
5,000	J2 Global Communications Inc.1	2.6%	$136,250

	Telecommunications Equipment
10,000	Ciena Corp.1		$277,100
37,000	Powerwave Technologies Inc.1		238,650

		9.8%	$515,750

	Telecommunications Services
800	Convergys Corp.1	0.4%	$19,024

	Total investment in common stocks
	(cost $4,554,311)	91.7%	$4,830,044

Principal Amount $	Short-Term Investments
	Registered Investment Companies—Money Market Funds
180,135	Janus Government Fund
	variable rate, 5.210%		$180,135
196,861	SSGA U.S. Government Fund
	variable rate, 4.910%		196,861

		7.1%	$376,996

	Total short-term securities (cost $376,996)	7.1%	$376,996

	Total securities (cost $4,931,307)	98.8%	$5,207,040

	Other assets and liabilities – net	1.2%	$61,492

	Total net assets	100.0%	$5,268,532

1	These securities are non-income producing.
Fund holdings will vary over time.
Fund shares are not FDIC insured.

42	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS SMALL - CAP FUND

Statement of Assets and Liabilities

December 31, 2006

Assets

Investments in common stocks, at market value (cost $ 4,554,311)	$4,830,044
Investments in short-term securities (at cost which approximates market value)	376,996
Cash	26,626
Receivables:
Dividends and interest	4,329
Capital shares sold	20,468
Due from Parnassus Investments	8,905
Other assets	19,921

Total assets	$5,287,289

Liabilities

Capital shares redeemed	4,709
Professional fees payable	7,966
Accounts payable and accrued expenses	6,082

Total liabilities	$18,757

Net assets	$5,268,532

Net assets consist of

Undistributed net investment income	—
Unrealized appreciation on securities	275,733
Accumulated net realized loss	(20,842)
Capital paid-in	5,013,641

Total net assets	$5,268,532

Computation of net asset value and offering price per share

Net asset value and redemption price per share ($ 5,268,532 divided by 293,683 shares)	$17.94

The accompanying notes are an integral part of these financial statements.	43

THE PARNASSUS SMALL - CAP FUND

Statement of Operations

Year Ended December 31, 2006

Investment income

Dividends	$13,034
Interest	10,509

Total investment income	$23,543

Expenses

Investment advisory fees (note 5)	27,971
Transfer agent fees (note 5)	7,350
Fund administration (note 5)	1,973
Service provider fees (note 5)	1,332
Reports to shareholders	1,406
Registration fees and expenses	20,688
Custody fees	5,926
Professional fees	10,850
Trustee fees and expenses	55
Proxy voting fees	3,601
Pricing service fees	3,322
Other expenses	747

Total expenses	$85,221
Fees waived by Parnassus Investments (note 5)	(42,199)
Expense offset (note 6)	(3,709)

Net expenses	$39,313

Net investment loss	$(15,770)

Realized and unrealized gain on investments

Net realized gain from securities transactions	$214,987
Net change in unrealized appreciation of securities	234,930

Net realized and unrealized gain on securities	$449,917

Net increase in net assets resulting from operations	$434,147

44	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS SMALL - CAP FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2006	Period Ended December 31, 2005*
Income (loss) from operations

Net investment loss	$(15,770)	$(1,327)
Net realized gain from
securities transactions	214,987	30,393
Net change in unrealized appreciation	234,930	40,803

Increase in net assets resulting from operations	$434,147	$69,869

Distributions

From net investment income	(207,925)	—
From net realized capital gains	(12,114)	(29,324)

Distributions to shareholders	$(220,039)	$(29,324)

From capital share transactions

Increase in net assets from capital share transactions	3,829,874	1,184,005

Increase in net assets	$4,043,982	$1,224,550

Net assets

Beginning of period	1,224,550	—
End of period (including undistributed net investment income of $0 and $0 respectively)	$5,268,532	$1,224,550

*	For the period April 29, 2005 (inception) through December 31, 2005.

The accompanying notes are an integral part of these financial statements.	45

THE PARNASSUS MID - CAP FUND

Portfolio of Investments by Industry Classification

December 31, 2006

Shares	Common Stocks	Percent of Net Assets	Market Value
	Apparel
200	Coach Inc.[1]		$8,592
600	Liz Claiborne Inc.		26,076

		1.4%	$34,668

	Biotechnology
600	Biogen Idec Inc.[1]		$29,514
1,600	Invitrogen Corp.[1]		90,544
100	Sigma-Aldrich Corp.		7,772
700	Waters Corp.[1]		34,279

		6.7%	$162,109

	Computer Peripherals
900	American Power Conversion Corp.	1.1%	$27,531

	Electronic Distribution
200	CDW Corp.	0.6%	$14,064

	Electronics
400	Sanmina-SCI Corp.[1]	0.1%	$1,380

	Financial Services
100	Charles Schwab Corp.		$1,934
1,500	SLM Corp.		73,155

		3.1%	$75,089

	Food Products
400	McCormick & Co., Inc.		$15,424
1,800	Sysco Corp.		66,168

		3.4%	$81,592

	Healthcare Products
1,500	St. Jude Medical Inc.[1]	2.3%	$54,840

	Healthcare Services
4,500	Health Management Associates Inc.		$94,995
1,400	IMS Health Inc.		38,472
3,000	Lincare Holdings Inc.[1]		119,520

		10.5%	$252,987

	Industrial Manufacturing
500	Teleflex Inc.	1.3%	$32,280

46	The accompanying notes are an integral part of these financial statements.

Shares	Common Stocks	Percent of Net Assets	Market Value
	Insurance
100	SAFECO Corp.	0.3%	$6,255

	Media
100	Gannett Co.		$6,046
100	Tribune Co.		3,078

		0.4%	$9,124

	Medical Equipment
2,000	Patterson Cos., Inc.[1]	2.9%	$71,020

	Office Equipment
400	Pitney Bowes Inc.	0.8%	$18,476

	Pharmaceuticals
1,000	Endo Pharmaceuticals Holdings Inc.[1]		$27,580
1,500	McKesson Corp.		76,050
300	MedImmune Inc.[1]		9,711
3,000	Pharmaceutical Product Development Inc.		96,660

		8.7%	$210,001

	Retail
1,400	Bed Bath & Beyond Inc.[1]		$53,340
5,000	Foot Locker Inc.		109,650
2,000	The Gap Inc.		39,000
2,400	Whole Foods Market Inc.		112,632
1,300	Williams-Sonoma Inc.		40,872

		14.8%	$355,494

	Semiconductors
4,500	Altera Corp.[1]		$88,560
2,700	Microchip Technology Inc.		88,290
1,500	Micron Technology Inc.[1]		20,940
1,500	Xilinx Inc.		35,715

		9.7%	$233,505

	Services
6,500	The ServiceMaster Co.	3.5%	$85,215

	Software
2,200	Autodesk Inc.[1]		$89,012
4,500	Citrix Systems Inc.[1]		121,725
1,300	Symantec Corp.[1]		27,105

		9.9%	$237,842

The accompanying notes are an integral part of these financial statements.	47

THE PARNASSUS MID - CAP FUND

Portfolio of Investments by Industry Classification

December 31, 2006 concluded

Shares	Common Stocks	Percent of Net Assets	Market Value
	Telecommunications
1,000	J2 Global Communications Inc.[1]		$27,250
6,500	JDS Uniphase Corp.[1]		108,290

		5.6%	$135,540

	Telecommunications Equipment
3,000	Tellabs Inc.[1]	1.3%	$30,780

	Total investment in common stocks (cost $2,009,847)	88.4%	$2,129,792

Principal Amount $	Short-Term Investments
	Registered Investment Companies—Money Market Funds
68,886	Janus Government Fund
	variable rate, 5.210%		$68,886
79,261	SSGA U.S. Government Fund
	variable rate, 4.910%		79,261

		6.2%	$148,147

	Total short-term securities (cost $148,147)	6.2%	$148,147

	Total securities (cost $2,157,994)	94.6%	$2,277,939

	Other assets and liabilities – net	5.4%	$130,877

	Total net assets	100.0%	$2,408,816

1	These securities are non-income producing.
Fund holdings will vary over time.
Fund shares are not FDIC insured.

48	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS MID - CAP FUND

Statement of Assets and Liabilities

December 31, 2006

Assets

Investments in common stocks, at market value (cost $ 2,009,847)	$2,129,792
Investments in short-term securities (at cost which approximates market value)	148,147
Cash	88,073
Receivables:
Dividends and interest	1,050
Capital shares sold	27,300
Due from Parnassus Investments	9,344
Other assets	19,835

Total assets	$2,423,541

Liabilities

Capital shares redeemed	1,597
Professional fees payable	8,027
Accounts payable and accrued expenses	5,101

Total liabilities	$14,725

Net assets	$2,408,816

Net assets consist of

Undistributed net investment income	—
Unrealized appreciation on securities	119,945
Accumulated net realized gain	2,151
Capital paid-in	2,286,720

Total net assets	$2,408,816

Computation of net asset value and offering price per share

Net asset value and redemption price per share ($ 2,408,816 divided by 138,793 shares)	$17.36

The accompanying notes are an integral part of these financial statements.	49

THE PARNASSUS MID - CAP FUND

Statement of Operations

Year Ended December 31, 2006

Investment income

Dividends	$8,213
Interest	3,606
Other income	9

Total investment income	$11,828

Expenses

Investment advisory fees (note 5)	9,548
Transfer agent fees (note 5)	3,415
Fund administration (note 5)	792
Service provider fees (note 5)	852
Reports to shareholders	1,406
Registration fees and expenses	20,688
Custody fees	4,289
Professional fees	10,850
Trustee fees and expenses	29
Proxy voting fees	3,602
Pricing service fees	3,322
Other expenses	910

Total expenses	$59,703
Fees waived by Parnassus Investments (note 5)	(42,208)
Expense offset (note 6)	(1,700)

Net expenses	$15,795

Net investment loss	$(3,967)

Realized and unrealized gain on investments

Net realized gain from securities transactions	$52,256
Net change in unrealized appreciation of securities	108,957

Net realized and unrealized gain on securities	$161,213

Net increase in net assets resulting from operations	$157,246

50	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS MID - CAP FUND

Statement of Changes in Net Assets

	Year Ended December 31, 2006	Period Ended December 31, 2005*
Income (loss) from operations

Net investment income (loss)	$(3,967)	$1,320
Net realized gain from securities transactions	52,256	6,041
Net change in unrealized appreciation	108,957	10,988

Increase in net assets resulting from operations	$157,246	$18,349

Distributions

From net investment income	(38,657)	(1,546)
From net realized capital gains	(7,481)	(6,041)

Distributions to shareholders	$(46,138)	$(7,587)
From capital share transactions

Increase in net assets from capital share transactions	1,657,306	629,640

Increase in net assets	$1,768,414	$640,402

Net assets
Beginning of period	640,402	—
End of period (including undistributed net investment income of $0 and $0 respectively)	$2,408,816	$640,402

*	For the period April 29, 2005 (inception) through December 31, 2005.

The accompanying notes are an integral part of these financial statements.	51

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

The Parnassus Funds (the“Trust”), formerly The Parnassus Fund, is a Massachusetts Business Trust registered under the Investment Company Act of 1940 as a diversified, open-end investment management company comprised of four separate funds (the “funds”), each offering separate shares. The Parnassus Fund began operations effective on December 27, 1984. Three additional funds, the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund began operations effective on April 29, 2005.

Securities Valuations

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the Nasdaq’s National Market System official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers, and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Short-term investments in U.S. Government Agency discount notes, certificates of deposit, community development loans and other community development investments are valued at amortized cost, which approximates market value. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

Federal Income Taxes

The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Securities Transactions

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

Investment Income, Expenses and Distributions

Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis. Distributions to shareholders are recorded on the record date.

Securities Lending

The Parnassus Fund lends securities to approved financial institutions to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the fund could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No.109, which establishes a minimum threshold for income tax benefits to be recognized in financial statements. These tax benefits must meet a“more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold will be measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. FASB Interpretation No. 48 is effective for periods beginning after December 15, 2006, and was adopted by the funds on January 1, 2007. The adoption will have no effect on the funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No.157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the funds’ financial statement disclosures.

NOTES TO FINANCIAL STATEMENTS CONTINUED

2. Tax Matters and Distributions

The tax character of distributions paid during the years ended December 31, 2006 and 2005, were as follows:

Paid for the year ended December 31, 2006 from:	Parnassus Fund	Workplace Fund	Small-Cap Fund	Mid-Cap Fund
Ordinary income	$—	$81,085	$208,050	$38,657
Long-term capital gains	—	17,112	11,989	7,481
Total distributions	$—	$98,197	$220,039	$46,138

Paid for the year ended December 31, 2005 from:	Parnassus Fund	Workplace Fund(a)	Small-Cap Fund(a)	Mid-Cap Fund(a)
Ordinary income	$1,798,138	$2,970	$29,086	$7,361
Long-term capital gains	—	—	—	—
Total distributions	$1,798,138	$2,970	$29,086	$7,361

(a)	For the period April 29, 2005 (inception) through December 31, 2005.

At December 31, 2006, the cost of investments in long-term securities, net unrealized appreciation, distributable earnings, and undistributed earnings for income tax purposes were as follows:

	Parnassus Fund	Workplace Fund	Small-Cap Fund	Mid-Cap Fund
Cost of investment	$316,723,615	$1,907,172	$4,591,468	$2,017,679
Unrealized appreciation	26,748,489	164,966	303,064	145,537
Unrealized depreciation	(6,311,308)	(18,169)	(64,488)	(33,424)
Net unrealized appreciation	$20,437,181	$146,797	$238,576	$112,113
Distributable earnings – ordinary income	$—	$81,085	$226,279	$44,090
Distributable earnings – long-term capital gain	$—	$23,157	$11,989	$12,031
Undistributed earnings – ordinary income	$—	$—	$18,229	$5,433
Undistributed earnings – long-term capital gains	$—	$6,045	$—	$4,550

At December 31, 2006, the Parnassus Fund had available for federal income tax purposes unused capital losses of $10,627,276 expiring in 2011 and $2,413,315 expiring in 2012. The Parnassus Fund and the Small-Cap Fund incurred $1,190,164 and $1,914 of post-October capital losses as of December 31, 2006, respectively, which are deferred until 2007 for tax purposes.

Net investment income is the same for all funds for financial statement and tax purposes during the year ended December 31, 2006. Realized gains differ for financial statements and tax purposes primarily due to differing treatments of wash sales.

Permanent differences incurred during the year ended December 31, 2006, resulting from differences in book and tax accounting, have been reclassified at year-end to undistributed net investment income, undistributed net realized gain/loss and capital paid-in were as follows:

Fund	Increase in Undistributed Net Investment Income	Decrease in Undistributed Net Realized Gain/Loss	Decrease in Capital Paid-in
Parnassus Fund	$382,049	$—	$(382,049)
Workplace Fund	$79,883	$(79,883)	$—
Small-Cap Fund	$223,695	$(223,695)	$—
Mid-Cap Fund	$42,624	$(42,624)	$—

3. Capital Stock

Parnassus Fund: As of December 31, 2006, there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $331,440,040. Transactions in capital stock (shares) were as follows:

	Year Ended December 31, 2006		Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
Shares sold	1,804,945	$64,141,094	363,307	$11,074,215
Shares issued through dividend reinvestment	—	—	56,650	1,804,305
Shares repurchased	(1,714,610)	(57,837,992)	(2,121,930)	(64,741,680)
Net increase (decrease)	90,335	$6,303,102	(1,701,973)	$(51,863,160)

NOTES TO FINANCIAL STATEMENTS CONTINUED

Workplace Fund: As of December 31, 2006, there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $2,208,742. Transactions in capital stock (shares) were as follows:

	Year Ended December 31, 2006		Period Ended December 31, 2005(a)
	Shares	Amount	Shares	Amount
Shares sold	79,493	$1,322,483	65,432	$990,196
Shares issued through dividend reinvestment	5,582	96,484	203	3,163
Shares repurchased	(11,973)	(199,884)	(229)	(3,436)
Net increase	73,102	$1,219,083	65,406	$989,923

Small-Cap Fund: As of December 31, 2006, there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $5,013,641. Transactions in capital stock (shares) were as follows:

	Year Ended December 31, 2006		Period Ended December 31, 2005(a)
	Shares	Amount	Shares	Amount
Shares sold	223,478	$3,958,816	77,180	$1,175,520
Shares issued through dividend reinvestment	11,938	216,762	1,849	29,248
Shares repurchased	(19,415)	(345,704)	(1,348)	(20,763)
Net increase	216,001	$3,829,874	77,681	$1,184,005

Mid-Cap Fund: As of December 31, 2006, there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $2,286,720. Transactions in capital stock (shares) were as follows:

	Year Ended December 31, 2006		Period Ended December 31, 2005(a)
	Shares	Amount	Shares	Amount
Shares sold	99,348	$1,693,819	43,202	$649,372
Shares issued through dividend reinvestment	2,613	45,691	489	7,502
Shares repurchased	(5,038)	(82,204)	(1,821)	(27,234)
Net increase	96,923	$1,657,306	41,870	$629,640

(a)	For the period April 29, 2005 (inception) through December 31, 2005.

4. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

	Purchases	Sales
Parnassus Fund	$414,322,721	$408,238,616
Workplace Fund	$2,273,264	$1,378,100
Small-Cap Fund	$6,364,720	$3,091,269
Mid-Cap Fund	$2,593,543	$1,260,040

5. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the funds, Parnassus Investments is entitled to receive fees payable monthly, based on each fund’s average daily net assets for the month, at the following annual rates:

Parnassus Fund: 1.00% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next $100,000,000 and 0.60% of the remaining balance. Workplace Fund and Mid-Cap Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. Small-Cap Fund: 1.00% of the first $100,000,000, 0.90% of the next $100,000,000, 0.85% of the next $300,000,000 and 0.80% of the amount above $500,000,000. For the year ended December 31, 2006, Parnassus Investments has contractually agreed to reduce its investment advisory fee through May 1, 2007 to the extent necessary to limit total operating expenses to 0.99% of net assets for the Parnassus Fund, 1.20% of net assets for the Workplace Fund and 1.40% of net assets for the Small-Cap Fund and the Mid-Cap Fund.

As a result of fee waivers, the investment advisory fee for the year ended December 31, 2006 was 0.65% and Parnassus Investments earned net advisory fees totaling $1,904,021 for the Parnassus Fund. For the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund advisory fees and other expenses were waived as a result of the contractual expense limitations.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the funds. The transfer agent fee was $2.50 per month per account plus any out-of-pocket expenses. The funds pay the monthly fee based on the number of accounts on record at each month-end. The fund administration reflects annual rates based on net assets for all funds managed by Parnassus Investments and was allocated based on respective fund net assets. The fund administration services fee was 0.07% of average net assets under this new agreement for the year ended December 31, 2006.

NOTES TO FINANCIAL STATEMENTS CONTINUED

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the funds. For these services, the funds may pay service providers an aggregate service fee on invested accounts at a rate not to exceed 0.25% per annum of the average daily net assets.

Jerome L. Dodson is the president of the Trust and is the president and majority shareholder of Parnassus Investments. As of December 31, 2006,18%, 9% and 17% of the capital shares of the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund, respectively, represent initial capital investments held by Parnassus Investments and Jerome L. Dodson.

6. Expense Offset Arrangement

The funds have entered into an arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian fees. During the year ended December 31, 2006, the custodian fees were reduced as indicated in the statements of operations.

7. Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:

Parnassus Fund(d)

	2006		2005	2004	2003	2002
Net asset value at beginning of year	$31.68		$31.09	$30.05	$25.79	$36.99
Income (loss) from operations:
Net investment income (loss)(c)	(0.04)		0.16	0.12	0.02	0.14
Net realized and unrealized gain (loss) on securities	4.59		0.63	1.05	4.32	(10.51)
Total from investment operations	4.55		0.79	1.17	4.34	(10.37)
Distributions:
Dividends from net investment income	—		(0.20)	(0.13)	(0.08)	—
Distributions from net realized gain on securities	—		—	—	—	(0.83)
Total distributions	—		(0.20)	(0.13)	(0.08)	(0.83)
Net asset value at end of period	$36.23		$31.68	$31.09	$30.05	$25.79
Total overall return	14.36%		2.55%	3.89%	16.83%	(28.05%)
Ratios/supplemental data:
Ratio of gross expenses to average net assets	1.01%		1.03%	0.99%	1.03%	1.06%
Ratio of net expenses to average net assets (net of waiver and credit offset arrangements)	0.99	%(f)	0.99%	0.99%	0.99%	1.00%
Ratio of net investment income (loss) to average net assets	(0.13%)		0.53%	0.40%	0.07%	0.45%
Portfolio turnover rate	141.98%		136.07%	119.80%	61.33%	142.04%
Net assets, end of year (000s)	$337,646		$292,384	$339,893	$369,555	$303,207

NOTES TO FINANCIAL STATEMENTS CONTINUED

Parnassus Workplace Fund

	2006		2005(e)
Net asset value at beginning of period	$15.49		$15.00
Income from operations:
Net investment income(c)	0.02		0.04
Net realized and unrealized gain on securities	2.28		0.50
Total from investment operations	2.30		0.54
Distributions:
Dividends from net investment income	(0.61)		(0.05)
Distributions from net realized gain on securities	(0.13)		—
Total distributions	(0.74)		(0.05)
Net asset value at end of period	$17.05		$15.49
Total overall return	14.84%		3.60	%(a)
Ratios/supplemental data:
Ratio of gross expenses to average net assets	4.04%		6.91	%(b)
Ratio of net expenses to average net assets (net of waiver and credit offset arrangements)	1.20	%(f)	1.20	%(b)
Ratio of net investment income to average net assets	0.12%		0.39	%(b)
Portfolio turnover rate	96.93%		27.55	%(a)
Net assets, end of period (000s)	$2,362		$1,013

Parnassus Small-Cap Fund

	2006		2005(e)
Net asset value at beginning of period	$15.76		$15.00
Income (loss) from operations:
Net investment income (loss)(c)	(0.10)		(0.03)
Net realized and unrealized gain on securities	3.07		1.18
Total from investment operations	2.97		1.15
Distributions:
Dividends from net investment income	(0.74)		(0.39)
Distributions from net realized gain on securities	(0.05)		—
Total distributions	(0.79)		(0.39)
Net asset value at end of period	$17.94		$15.76
Total overall return	18.78%		7.65	%(a)
Ratios/supplemental data:
Ratio of gross expenses to average net assets	3.03%		7.27	%(b)
Ratio of net expenses to average net assets (net of waiver and credit offset arrangements)	1.40	%(f)	1.40	%(b)
Ratio of net investment loss to average net assets	(0.56%)		(0.27	%)(b)
Portfolio turnover rate	125.00%		86.20	%(a)
Net assets, end of period (000s)	$5,269		$1,225

Parnassus Mid-Cap Fund

	2006		2005(e)
Net asset value at beginning of period	$15.30		$15.00
Income (loss) from operations:
Net investment income (loss)(c)	(0.06)		0.04
Net realized and unrealized gain on securities	2.47		0.44
Total from investment operations	2.41		0.48
Distributions:
Dividends from net investment income	(0.29)		(0.04)
Distributions from net realized gain on securities	(0.07)		(0.14)
Total distributions	(0.36)		(0.18)
Net asset value at end of period	$17.36		$15.30
Total overall return	15.78%		3.22	%(a)
Ratios/supplemental data:
Ratio of gross expenses to average net assets	5.29%		9.03	%(b)
Ratio of net expenses to average net assets (net of waiver and credit offset arrangements)	1.40	%(f)	1.40	%(b)
Ratio of net investment income (loss) to average net assets	(0.35%)		0.37	%(b)
Portfolio turnover rate	122.04%		31.41	%(a)
Net assets, end of period (000s)	$2,409		$640

(a)	Not annualized for periods less than one year. (b) Annualized.
(c)	Net investment income per share is based on average daily shares outstanding.
(d)	Prior to May 1,2004, the Parnassus Fund charged a sales load of a maximum of 3.5%, which is not reflected in the total overall return figures.
(e)	The Small-Cap Fund, the Mid-Cap Fund and the Workplace Fund commenced operations on April 29, 2005 and the period shown is from April 29, 2005 through December 31, 2005.
(f)	For the year ended December 31, 2006, Parnassus Investments has contractually limited expenses to an annualized rate of 0.99% for the Parnassus Fund, 1.20% for the Workplace Fund and 1.40% for the Small-Cap Fund and the Mid-Cap Fund. (see note 5 for details).

ADDITIONAL INFORMATION (UNAUDITED)

Board of Trustees and Officers

Independent Trustees(§)

Name	Herbert A. Houston

Age	63

Address	One Market – Steuart Tower, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Trustee

Term of Office and Length of Service	Indefinite. Since 1992 for Parnassus Income Funds. Since 1998 for Parnassus Funds.

Principal Occupation(s)	Healthcare consultant and owner of several
During Past 5 Years	small businesses; Chief Executive Officer of the Haight Ashbury Free Clinics, Inc. from 1987 to 1998.

Portfolios in the Fund Complex	Seven

Overseen by Trustee

Other Directorships Held by Trustee	None

Name	Jeanie S. Joe

Age	59

Address	One Market – Steuart Tower, Suite 1600
San Francisco, California 94105

Position(s) Held with Funds	Trustee

Term of Office and Length of Service	Indefinite. Since October 2004.
Principal Occupation(s) During Past 5 Years	President of Geo/Resource Consultants, a geotechnical and environmental consulting firm, since 1995; director and secretary of Telecommunication Consumer Protection Fund Corporation.

Portfolios in the Fund Complex Overseen by Trustee	Seven

Other Directorships Held by Trustee	None

§	“Independent” trustees are trustees who are not deemed to be “interested persons” of the funds as defined in the Investment Company Act of 1940.

ADDITIONAL INFORMATION (UNAUDITED) CONTINUED

Name	Donald V. Potter

Age	61

Address	One Market – Steuart Tower, Suite 1600
San Francisco, California 94105

Position(s) Held with Funds	Trustee

Term of Office and Length of Service	Indefinite. Since 2002.

Principal Occupation(s)	President and owner of Windermere
During Past 5 Years	Associates, a consulting firm specializing
in business strategy, since 1984.

Portfolios in the Fund Complex	Seven
Overseen by Trustee

Other Directorships Held by Trustee	None

Interested Trustee†

Name	Jerome L. Dodson

Age	63

Address	One Market – Steuart Tower, Suite 1600
San Francisco, California 94105

Position(s) Held with Funds	President and Trustee

Term of Office and Length of Service	Indefinite. Since 1992 for Parnassus Income
Funds. Since 1984 for the Parnassus Funds.

Principal Occupation(s)	President and Trustee of the Parnassus Funds
During Past 5 Years	and the Parnassus Income Funds since their
inceptions; President and Director of
Parnassus Investments since June 1984.

Portfolios in the Fund Complex	Seven
Overseen by Trustee

Other Directorships Held by Trustee	None

†	An “interested” trustee is a trustee who is deemed to be an “interested person” of the funds, as defined in the Investment Company Act of 1940. Jerome L. Dodson is an interested person of the funds because of his ownership in the funds’ investment adviser and because he is an officer of the Trusts.

††	Jerome L. Dodson is the father of Stephen J. Dodson, the Assistant Secretary of the funds.

Additional information about the fund’s Board of Trustees is available in the Statement of Additional Information. The Statement of Additional information is available without charge on the Securities and Exchange Commission’s website (www.sec.gov) or by calling us at (800) 999-3505.

Board of Trustees and Officers — continued

Officers (other than Jerome L. Dodson)

Name	Debra A. Early

Age	42

Address	One Market – Steuart Tower, Suite 1600
San Francisco, California 94105

Position(s) Held with Funds	Chief Compliance Officer and Treasurer

Term of Office and Length of Service	Indefinite. Since December 2004.

Principal Occupation(s)	Treasurer of Parnassus Funds and
During Past 5 Years	Parnassus Income Funds since 2004 and
Chief Compliance Officer since July 2005.
Vice President and Chief Financial Officer
of Parnassus Investments since 2004.
Senior Manager at PricewaterhouseCoopers
LLP October 1992 to November 2004.

Name	Todd Ahlsten

Age	34

Address	One Market – Steuart Tower, Suite 1600
San Francisco, California 94105

Position(s) Held with Funds	Vice President

Term of Office and Length of Service	Indefinite. Since 2001.

Principal Occupation(s)	Financial Analyst and Director of Research at
During Past 5 Years	Parnassus Investments since 1995. Portfolio
manager of the Equity Income Fund and Fixed-
Income Fund since May 2001.

Name	Richard D. Silberman

Age	69

Address	One Market – Steuart Tower, Suite 1600
San Francisco, California 94105

Position(s) Held with Funds	Secretary

Term of Office and Length of Service	Indefinite. Since 1986.

Principal Occupation(s)	Retired business lawyer.
During Past 5 Years

ADDITIONAL INFORMATION (UNAUDITED) CONCLUDED

Name	Stephen J.Dodson*

Age	29

Address	One Market - Steuart Tower, Suite 1600
San Francisco, California 94105

Position(s) Held with Funds	Assistant Secretary

Term of Office and Length of Service	Indefinite. Since 2002.

Principal Occupation(s)	Financial Analyst with Morgan Stanley
During Past 5 Years	1999-2001. Associate with Advent International,
a venture capital firm 2001-2002. Executive
Vice President and Chief Operating Officer of
Parnassus Investments 2002-Present.

*	Stephen J. Dodson is the son of Jerome L. Dodson, the President and a trustee of the funds.

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov), and by calling us at (800) 999-3505. The funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or obtaining from the Securities and Exchange Commission’s website or our Parnassus website.

Quarterly Portfolio Schedule

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov). The funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Federal Income Tax Information

For the year ended December 31, 2006, the following percentages of ordinary income distributed by the funds that qualify for the individual qualified dividend income deduction (QDI) and the corporate dividends received deduction (DRD) are as follows:

	QDI	DRD
Parnassus Fund	0.00%	0.00%
Parnassus Workplace Fund	18.76%	19.23%
Parnassus Small-Cap Fund	6.47%	6.59%
Parnassus Mid-Cap Fund	21.06%	21.59%

THE PARNASSUS FUNDS
The Funds that do well by doing good

One Market – Steuart Tower, Suite 1600 San Francisco, CA 94105
(800) 999-3505 (415) 778-0200
www.parnassus.com

Investment Adviser
Parnassus Investments
One Market – Steuart Tower
Suite 1600
San Francisco, CA 94105

Legal Counsel
Foley & Lardner LLP
777 E. Wisconsin Ave.
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105

Distributor
Parnassus Investments
One Market – Steuart Tower
Suite 1600
San Francisco, CA 94105

This report must be preceded or accompanied by a current prospectus.

Recycled Paper

Item 2: Code of Ethics

The registrant has adopted a code of ethics dated July 22, 2003 that applies to the registrant’s principal executive officer (President) and principal financial officer (Treasurer) for the fiscal year. During the fiscal year ending December 31, 2006 there were no amendments to any provisions of this code of ethics.

Item 3: Audit Committee Financial Expert

The Board of Trustees of the Parnassus Funds determined that Donald Potter, Chairman of the Board’s Audit Committee, qualified as an “audit committee financial expert” as defined by Form N-CSR. The Trustee’s decision was based on Mr. Potter’s understanding of generally accepted accounting principles (GAAP), experience applying GAAP, familiarity with internal controls and procedures for financial reporting and understanding of audit committee functions. He gained this knowledge from thirty years of experience as a strategy consultant for major corporations while working at McKinsey & Co. Management Consultants and at his own firm, Windermere Associates. He also spent four years working as a financial executive for a Fortune 500 company. He served as Chairman of the Audit Committee of Media Arts Groups and has also served on the Audit Committees of DLJ Direct and Peer Foods. Mr. Potter is a graduate of Harvard Business School where he was named a Baker Scholar for finishing in the top 5% of his class. Mr. Potter is an independent trustee.

Item 4: Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2005 and 2006 were $60,671 and $43,023 respectively.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services rendered by the principal accountants that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2005 and 2006 were $6,000 and $0 respectively. Audit-related services relate to providing an internal control letter for affiliated transfer agent operations which are billed to the registrant’s investment advisor.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2005 and 2006 were $5,980 and, $14,900 respectively.

(d) All Other Fees

There were no fees billed in each of the last two fiscal years for products and services by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The Audit Committee’s pre-approval policies and procedures are as follows:

The audit committee is required to pre-approve all audit services and permitted non-audit services provided by the independent accountants for the Parnassus Fund, affiliated funds, and other service affiliates.

Explicit pre-approval by the Audit Committee Chair shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees of $10,000 or less and the Audit Committee Chair shall report such approval to the full audit committee at the next regularly scheduled meeting. Explicit pre-approval by the full Audit Committee shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Funds shall furnish the audit committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed. For certain non-audit services which are no more than five percent of the total fees paid by the Trust, such fees may be exempted from the required pre-approval process specified above subject to limitations and prompt disclosure of such services are identified, and in all cases approval is required prior to completion.

(e)(2) None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser forth in 4(b) and (c) of this Item of $11,980 and $14,900 for the fiscal years ended December 31, 2005 and 2006, respectively.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Parnassus Funds

Date: February 12, 2007	By:	/s/ Jerome L. Dodson
Jerome L. Dodson President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 12, 2007	By:	/s/ Jerome L. Dodson
Jerome L. Dodson President

Date: February 12, 2007	By:	/s/ Debra A. Early
Debra A. Early Treasurer